UNITED STATES
                        SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, D.C. 20549
                                     FORM 8-K

                  CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                      OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): April 12, 1999

                         Commission File Number: 0 -13628
                        _________________________________

                                TRIDON CORPORATION
              (Exact name of registrant as specified in its charter)

Colorado                                                              13-3183646
(State or other jurisdiction of                                 (I.R.S. employer
 incorporation or organization)                           identification number)

136 South Palm Drive #105, Beverly Hills  CA.                              90212
(Address of principal executive offices)                              (Zip code)

               Registrant's telephone number, including area code:
                                  (310) 858-7123

Item 5.  Other Events.

     On April 7, 1999, Weil Consulting Corporation agreed with the Registrant to forgo the 300,000 unrestricted shares pursuant to its previously-filed S-8 Registration Statement and instead receive 350,000 shares of Rule 144 restricted shares of the Registrant.



                                    SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                   TRIDON ENTERPRISES INCORPORATED
                                   Registrant


Date: April 12, 1999               /s/Paul Ebeling
                                   Paul Ebeling
                                   CEO and Director